UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2011

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9466	13-3216325
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas

New York, New York

10020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On January 13, 2011, representatives of Lehman Brothers Holdings Inc. (the “Registrant”) will participate in a hearing at the United States Bankruptcy Court (the “Court”) where they will present to the Court an updated status report of the Registrant’s bankruptcy proceedings. A presentation, attached hereto as Exhibit 99.1, will be provided at the hearing as background information.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Lehman Brothers Holdings Inc. – Plan Status Report, dated January 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: January 13, 2011	By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lehman Brothers Holdings Inc. – Plan Status Report, dated January 13, 2011.